SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) March 12, 1997


                       Registrant; State of Incorporation; IRS Employer
COMMISSION FILE NUMBER ADDRESS; AND TELEPHONE NUMBER       IDENTIFICATION NO.

1-5532                 PORTLAND GENERAL CORPORATION        93-0909442
                       (an Oregon Corporation)
                       121 SW Salmon Street
                       Portland, Oregon 97204
                       (503) 464-8820


1-5532-99              PORTLAND GENERAL ELECTRIC COMPANY   93-0256820
                       (an Oregon Corporation)
                       121 SW Salmon Street
                       Portland, Oregon 97204
                       (503) 464-8000



                     121 S.W. SALMON STREET, PORTLAND, OREGON            97204

                      (Address of principal executive offices)         (zip
code)

               Registrant's telephone number, including area code 503-464-8820

ITEM 5.              OTHER EVENTS

REGULATORY APPROVALS - On March 12, 1997 formal settlement discussions with the Staff (Staff) of the Oregon Public Utility Commission (OPUC) regarding approval of the proposed merger between Portland General Corporation (PGC) and Enron Corp (Enron) ended without settlement. The Staff will prepare its final report which will be presented to the OPUC. The companies will evaluate the need for a public hearing on factual issues, if any, that may be contained within the Staff's final report. A final decision from the OPUC is not expected until mid 1997.

The merger was recently approved by the Nuclear Regulatory Commission. The merger has also received approval from both companies' boards of directors, shareholders and the Federal Energy Regulatory Commission. The OPUC is the only remaining approval necessary to complete the merger.

For further background information regarding the proposed merger see the PGE and PGC report on Form 10-K for the year ended December 31, 1996.


                                Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                       Portland General Corporation
                       Portland General Electric Company


March 17, 1997         By                /S/        JOSEPH       E.       FELTZ

                                          Joseph E. Feltz
                                       Assistant Controller
                                       Assistant Treasurer